Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Commitments And Contingencies Disclosure [Abstract]
2014	$ 4,453	26,958
2015	4,246	25,707
2016	3,634	22,001
2017 and thereafter
Total future minimum lease payments under noncancellable leases	$ 12,333	74,666